SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 8, 1995

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission                IRS Employer
jurisdiction                    File Number               Identification
of incorporation                                          Number

Delaware                          1-3492                  No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On November 8, 1995, the registrant issued a press release entitled Halliburton 1995 Fourth Quarter Dividend, pertaining, among other things, to an announcement that registrant's board of directors has declared a 1995 fourth quarter dividend of 25 cents a share on registrant's common stock, payable December 21, 1995 to shareholders of record at the close of business on November 30, 1995.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

       (c)  Exhibits.

            Exhibit 20 - Press release dated November 8, 1995
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HALLIBURTON COMPANY




Date:    November 9, 1995               By: _______________________
                                             Lester L. Coleman
                                             Executive Vice President
                                             and General Counsel






























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                                 EXHIBIT INDEX



Exhibit                                                     Sequentially
Number                    Description                       Numbered Page

  20                      Press Release of
                          November 8, 1995                  5 of 5
                          Incorporated by Reference
































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